SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ] Confidential, For Use of
                                              the Commission Only (as
                                              permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ACORN VENTURE CAPITAL CORPORATION
   -------------------------------------------------------------------------
               (Name Of Registrant As Specified In Its Charter)


   -------------------------------------------------------------------------
   (Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check appropriate box):

     [ ]  No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

          ------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ------------------------------------------------------------------

     (5)  Total fee paid:

          ------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials:

          ------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

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     (4)  Date Filed:

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
                     ACORN VENTURE CAPITAL CORPORATION
                         7020 A.C. Skinner Parkway
                                Suite 100
                        Jacksonville, Florida 32256

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held December 30, 1996

To the Stockholders:

The Annual Meeting of the Stockholders of ACORN VENTURE CAPITAL CORPORATION (the "Company") will be held at Club 101, 101 Park Avenue, Lobby Level, New York, New York, on Monday, December 30, 1996, at 11:00 A.M., local time, for the following purposes:

          1. To elect nine directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

          2.  The ratification of the firm of Coopers & Lybrand
     L.L.P. as the independent public accountants of the Company for the 1996 fiscal year; and

          3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

          The Board of Directors has fixed the close of business on November 25, 1996, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders (the "Meeting"). Only stockholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                         By Order of the Board of Directors


                         STEPHEN A. OLLENDORFF
                         Secretary

November 26, 1996


     YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES PERSONALLY.

                          PROXY STATEMENT

                ACORN VENTURE CAPITAL CORPORATION
                    7020 A.C. Skinner Parkway
                            Suite 100
                  Jacksonville, Florida  32256


                  Annual Meeting of Stockholders
                   To Be Held December 30, 1996

                       GENERAL INFORMATION


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Acorn Venture Capital Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at Club 101, 101 Park Avenue, Lobby Level, New York, New York, on Monday, December 30, 1996, at 11:00 A.M., local time, and at any adjournment(s) thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

     The principal executive offices of the Company are located at 7020 A.C. Skinner Parkway, Suite 100, Jacksonville, Florida
(telephone no. 904-359-8624 and after December 12, 1996, 904-296-
1760). The enclosed proxy and this proxy statement are being transmitted to stockholders of the Company on or about November 27, 1996.

Solicitation and Revocation
---------------------------

     Proxies in the form enclosed are solicited by, or on behalf of, the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. If a quorum, consisting of the holders of a majority of the outstanding common stock, of the Company is present at the Meeting in person or by proxy, the election of each nominee for director requires the affirmative vote of a plurality of the votes cast at the Meeting and entitled to vote thereon, and the approval of all other matters to come properly before the meeting requires the affirmative vote of holders of a majority of the shares present at the Meeting and entitled to vote thereon. Abstentions and broker non-votes (i.e. shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be included in determining the existence of a quorum. Abstentions and broker non-votes will not be counted in tabulations of the votes cast on proposals. Thus, neither abstentions nor broker non-votes will have an effect on the outcome of the election of the nominees for directors, which requires only that a plurality of the votes cast be in favor of each nominee, or of the ratification of the selection of independent accountants, which requires only a majority of the votes cast at the Meeting in favor of such proposal.

     Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted "FOR" the election of all of the nominees for directors named herein, and "FOR" the ratification of the firm of Coopers & Lybrand L.L.P. as the independent public accountants for the 1996 fiscal year. In the unanticipated event that any other matters are properly presented at the Meeting for action, the persons named in the proxy will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their best judgment.

     Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to Messrs. Edward N. Epstein and/or Stephen
A. Ollendorff, c/o of the Company, by voting in person at the Meeting, or by executing another proxy bearing a later date. Attendance by a stockholder at the Meeting does not alone serve to revoke his or her proxy.

     The solicitation of proxies will be made by mail and, in addition, may be made by directors, officers and regular employees of the Company, personally or by telephone or telegraph, without extra compensation. Brokers, nominees and fiduciaries will be reimbursed for their out-of-pocket and clerical expenses in transmitting proxies and related material to beneficial owners.
The costs of soliciting proxies will be borne by the Company. It is estimated that said costs will be nominal.

Annual Report
-------------

     The Company's Annual Report for the fiscal year ended December 31, 1995, which contains audited financial statements, and the Company's Quarterly Reports for the quarters ended March 31, June 30 and September 30, 1996, are being mailed with this Proxy Statement, to all persons who were stockholders of record as of the close of business on November 25, 1996.

Voting
------

     The Board of Directors has fixed the close of business on November 25, 1996, as the record date for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. At the close of business on that date, an aggregate of 5,538,906 shares of Common Stock, par value $.01 (the "Common Stock"), were issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Meeting. The Company has no other class of voting securities entitled to vote at the Meeting and does not have cumulative voting rights.



            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT

     The following table sets forth, as of the close of business on November 1, 1996, information as to the stockholder (other than members of the Company's management), which is known by the Company to beneficially own more than 5% of its outstanding Common Stock (based solely upon filings by said entity with the Securities and Exchange Commission on Schedule 13D of the Securities Exchange Act of 1934 (the "1934 Act")):

                             No. of Shares
Name and Address             Beneficially     Percentage
of Beneficial Owner           Owned(1)         of Class
--------------------         -------------    ----------

Asset Value Fund              1,104,000         19.93%
 Limited Partnership
376 Main Street
P.O. Box 74
Bedminster, NJ  07921

_______________
(1)  Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the 1934 Act.
     Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power.  The above information is based solely on information contained in a Schedule 13D
     (including amendments thereto) filed by such entity.

Ownership by Management
-----------------------

     The following table sets forth, as of November 1, 1996, the beneficial ownership of the Common Stock of the Company by (i) each director and nominee for election as a director of the Company (including the two Named Executives, as defined below) of the Company, and (ii) all directors and executive officers of the Company as a group (based upon information furnished by such per-sons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days.

                             No. of Shares
Name and Address             Beneficially     Percentage
of Beneficial Owner(1)        Owned(2)         of Class
----------------------       -------------    ----------

Bert Sager..............       351,500(3)(4)     6.2%

Stephen A. Ollendorff...     1,471,346          25.3%
                               (4)(5)(6)

Edward N. Epstein.......       957,500(4)(5)(7) 16.8%

Paula Berliner..........       195,800(4)(8)     3.5%

Mark Auerbach...........         -               -


Ronald J. Manganiello...       157,300(9)        2.8%

Paul C. Meyer...........        17,330           *

Joel J. Silver..........         3,000           *

J. Earl Templeton.......         2,000           *

Kenneth I. Sawyer.......         -               -

All directors and executive
 officers as a group
 (12 persons)...........     2,385,557(4)       38.0%

___________
*  Less than 1%.

(1) The business address for purposes hereof of all of the Company's directors and executive officers is in care of the Company.

(2) Unless otherwise noted, the Company believes that all persons in the table have sole voting and dispositive power with respect to all shares of Common Stock beneficially owned by them.

(3) Does not include 76,825 shares owned by Marilyn Sager, his wife, with respect to which he disclaims beneficial ownership.

(4) Includes the following shares that may be acquired upon the exercise of options within 60 days of November 1, 1996: Mr.
     Sager - 160,000; Mr. Ollendorff - 280,000; Mr. Epstein -
     150,000; Ms. Berliner - 70,000; and all directors and executive officers as a group (12 persons) - 750,000.

(5) Stephen A. Ollendorff has entered into an Irrevocable Proxy and Voting Agreement With Respect to Election of Directors, dated December 19, 1995, with Edward N. Epstein, with respect to the 957,500 shares of Common Stock beneficially owned by Mr. Epstein. Accordingly, Mr. Ollendorff's beneficial ownership includes such shares. Other than as set forth, Mr.
     Ollendorff disclaims beneficial ownership of such shares.  See
     "Certain Relationships and Related Transactions."

(6) Includes 1,000 shares owned of record by Bjorg Ollendorff, his wife.

(7) Includes 7,500 shares owned by Mr. Epstein as Trustee for his minor child.

(8) Includes 27,500 shares owned of record by Warren Berliner, her husband.

(9) Includes 22,300 shares owned of record by Lisa Manganiello, his wife.

             PROPOSAL I:  ELECTION OF NINE DIRECTORS

   The entire Board of Directors is to be elected at the Meeting. The Company's By-laws provide that the number of directors comprising the Board of Directors shall be at least one, such number as fixed by resolution of the Board of Directors. The number of directors, which is presently ten, has been set at nine persons, effective upon the completion of the Meeting and any adjournment(s) thereof. The nine persons listed below, all of whom have consented to being named in this Proxy Statement and to serving if elected, have been nominated to serve as directors of the Company until the 1997 annual meeting of stockholders to be held and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company, and each, with the exception of Edward N. Epstein, Mark Auerbach and Ronald J. Manganiello, was elected by the stockholders at the last annual meeting of stockholders. Mr. Epstein was elected to the Board on February 20, 1995 and Messrs. Auerbach and Manganiello were elected to the Board on November 19, 1995. J. Earl Templeton has declined to stand for reelection as a member of the Board of Directors.

   Proxies in the accompanying form will be voted at the Meeting in favor of the election of each of the nominees listed on the accompanying form of proxy, unless authority to do so is withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the unexpected event that any of such nominees should become unable to or for good cause will not serve, the persons named in the accompanying proxy may vote with discretionary authority to vote for the election of substitute management nominees. Directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote thereon who are present at the Meeting in person or by proxy.

   Set forth below is certain information with respect to each nominee for election as a director of the Company at the Meeting:

               Year of     Principal Occupations During
                First           Past Five Years;
Name and Age   Election       Other Directorships
------------   --------    ----------------------------

Bert Sager*      1983      Co-Chairman of the Board of the Company
(71)  (1)(2)               since November 1995 and Chairman from
                           June 1989 to November 1995; from
                           inception until November 1995, Presi-
                           dent; for more than the past five
                           years, a practicing attorney; director
                           of Computer Products, Inc. a
                           manufacturer of standardized electronic
                           products, and Windmere Corporation a
                           manufacturer of personal care products.

Stephen A.
  Ollendorff*
(58)  (1)(2)     1983      Chief Executive Officer since September
                           1992, and Chairman of the Board since
                           November 1995; President of the Company
                           from June 1989 until November 1995 and
                           Vice President from inception until his
                           election as President; Of Counsel to
                           the law firm of Hertzog, Calamari &
                           Gleason since December 1990.  Director
                           of Computer Products, Inc.

Edward N.        1995      President and Chief Operating Officer
 Epstein*                  of the Company since November 1995.
(56) (1)(2)                for more than the past five years, a
                           principal of Edward N. Epstein &
                           Assoc., a consulting firm specializing
                           in corporate structure and management;
                           since January 1996, a principal in the
                           merchant banking firm of New Canaan
                           Capital LLC; since July 1996, a
                           principal of Sylhan LLC, an integrated
                           contract manufacturer specializing in
                           the precision machining of refractory
                           metal parts.

Paula Berliner*   1992     Vice President of the Company since
(49) (1)(2)                June 1992; since May 1990, private
                           investor; director of the Family Bank
                           of Hallandale, located in Florida.

Mark Auerbach     1995     Since June 1993, the Senior Vice
(57) (1)((3)(4)            President and Chief Financial Officer
                           of Central Lewmar L.P., a distributor
                           of fine papers; from August 1992 to
                           June 1993, a partner of Marron Capital
                           L.P., an investment banking firm; from
                           July 1990 to August 1992, he was
                           President, Chief Executive Officer and
                           Director of Implant Technology Inc., a
                           manufacturer of artificial hips and
                           knees; director of Pharmaceutical
                           Resources, Inc. (NYSE) ("PRI"), a
                           manufacturer of generic drugs, and a
                           director and Chairman of the Board of
                           Oakhurst Company, Inc., a publicly-
                           traded holding company, whose
                           subsidiaries operate automotive after-
                           market distributors.

Ronald J.         1995     Since January 1996, a principal in the
 Manganiello               merchant banking firm of New Canaan
(47)  (3)                  Capital LLC; since July 1996, a
                           principal of Sylhan LLC, an integrated
                           contract manufacturer specializing in
                           the precision machining of refractory
                           metal parts; from 1986 to January 1996,
                           Mr. Manganiello was Chairman and Chief
                           Executive Officer of Hanger Orthopedic
                           Group, Inc., a publicly-traded provider
                           of patient care services and products
                           for orthotic and prosthetic
                           rehabilitation; director of Hanger
                           Orthopedic Group, Inc.

Paul C. Meyer     1990     Since October 1996, Senior Vice
(47)  (3)                  President and Chief Operating Officer
                           of PlayNet Technologies, Inc., a
                           developer and manufacturer of location-
                           based, pay-per-play, tournament games
                           and entertainment products; from
                           January 1994 to October 1996, held
                           various executive positions at Viacom
                           New Media, a publisher and distributor
                           of multimedia products and a Division
                           of Viacom International, Inc.; from
                           October 1991 through January 1994,
                           President of Paul C. Meyer & Inc., a
                           financial consulting firm specializing
                           in financial and operational
                           restructuring of companies; from
                           February 1990 until December 1991,
                           President of Superior Toy &
                           Manufacturing Company.

Kenneth I. Sawyer 1992     For more than the past five years,
(50)  (2)                  Chairman of the Board, President and
                           Chief Executive Officer of PRI.

Joel J. Silver    1983     Since December 1994, President,
(60) (4)                   Chief Executive Officer and a director
                           of International Cutlery, Ltd., a
                           publicly-traded specialty gift store
                           operation; co-founded CW Acquisitions,
                           Inc., in 1990 and served from its
                           inception as a director and until 1993,
                           as senior executive vice president.  In
                           June 1993, appointed CW Acquisition,
                           Inc.'s co-chairman, president and chief
                           executive officer;  a director,
                           president, treasurer and secretary of
                           Hoffritz Holding Company, Inc. and a
                           director and senior executive vice
                           president of each of Hoffritz For
                           Cutlery, Inc. and Edwin Jay, Inc.,
                           which positions he held for
                           approximately 19 years.  In August
                           1994, certain creditors of CW
                           Acquisitions, Inc. and the three
                           Hoffritz entities filed involuntary
                           petitions in the Court pursuant to
                           Chapter 11 of the U.S. Bankruptcy Code,
                           which petitions on September 28, 1994,
                           placed the companies into Chapter 11
                           reorganization proceedings.  The
                           bankruptcy proceeding was dismissed on
                           March 22, 1996.  Director of Claire's
                           Stores, Inc., a New York Stock Exchange
                           listed company, located in Pembroke
                           Pines, Florida.

__________
*  Indicates "Interested Person" of the Company within
   the meaning of the Investment Company Act of 1940.

(1) Member of the Executive Committee

(2) Member of the Nominating Committee

(3) Member of the Audit Committee

(4) Member of the Stock Option and Compensation Committee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NINE NOMINEES NAMED ABOVE AS DIRECTORS OF THE
COMPANY.

Board of Directors; Committees of the Board
-------------------------------------------

     The Board of Directors met five times during fiscal 1995 and six times during fiscal 1996. During fiscal 1995, no director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which he served, except as follows: Mr. Epstein attended 50% of the meetings held in fiscal 1995 during the time he was a director; Mr. Sawyer attended 60% of meetings of the Board during fiscal 1995 and 70% of the meetings during fiscal 1996; Mrs. Berliner attended 67% of the meetings during fiscal 1996.

     The Board has established four standing committees, which consist of the Executive Committee, Audit Committee, Stock Option and Compensation Committee and the Nominating Committee. The current functions of such committees are as follows:

     The Audit Committee, which was established in November 1995, did not hold any meetings during fiscal 1995, but held one meeting during fiscal 1996 and acted once by unanimous consent. The Audit Committee reviews the internal and external audit functions of the Company and makes recommendations to the Board of Directors with respect thereto. It also has primary responsibility for the formulation and development of the auditing policies and procedures of the Company and for making recommendations to the Board of Directors with respect to the selection of the Company's independent auditing firm. The Chairman of this committee is Mark Auerbach.

     The Stock Option and Compensation Committee held two meetings during fiscal 1995, but has not held any meetings during fiscal 1996. This Committee has primary responsibility for the ad-ministration of the Company's 1991 Stock Option Plan, including responsibility for the granting of options thereunder. The Committee is also responsible for establishing the overall philosophy of the Company's executive compensation program and overseeing the Company's compensation strategy. The Chairman of this Committee is Mark Auerbach.

     The function of the Executive Committee, which was established in November 1995 (which did not hold any meetings during fiscal 1995 or fiscal 1996), is to exercise the powers of the Board of Directors in the management of the business and affairs of the Company, subject to limits imposed by applicable law. The Chairman of this Committee is Stephen A. Ollendorff.

     The Nominating Committee did not hold any meetings during fiscal 1995, but held one meeting during fiscal 1996. This Committee recommends nominees to fill vacancies of the Board and the slate of directors to be submitted to stockholders at the annual meeting. The Nominating Committee will consider responsible recommendations by the Company's stockholders of candidates to be nominated as directors of the Company. All such recommendations must be in writing and addressed to the Secretary of the Company. By accepting a stockholder recommendation for consideration, the Nominating Committee does not undertake to adopt or take any other action concerning the recommendation or to give the proponent its reasons for any action or failure to act. The Chairman of this Committee is Stephen A. Ollendorff.

Compensation of Directors
-------------------------

     Effective December 1993, directors who are not executive officers of the Company are compensated for their services by payment of an annual retainer of $4,000, $500 for each Board meeting attended in person by such director (excluding the four regular quarterly Board meetings) and $250 for each committee meeting attended in person by such director.

     Paul C. Meyer, a director of the Company, reviews, on behalf of the Board, the financial and operational viability of potential portfolio companies at an annual compensation of $10,000, subject to cost-of-living adjustments.

Certain Relationships and Related Transactions
----------------------------------------------

     Mr. Ollendorff, Chief Executive Officer of the Company, is of counsel to Hertzog, Calamari & Gleason, general counsel to the
Company.   Mr. Ollendorff has entered into an Irrevocable Proxy and
Voting Agreement With Respect to Election of Directors (the "Proxy"), with Edward N. Epstein, with respect to the 957,500 shares of Common Stock beneficially owned by Mr. Epstein (the "Stock"), commencing on December 19, 1995 and terminating on December 31 of such year in which either party shall have given the other party at least twelve (12) months' written notice thereof prior to December 31 of such year; provided, that, notwithstanding the foregoing the Proxy shall remain in full force and effect until
at least December 31, 1998.   If any shares of the Stock covered by
the Proxy are sold to any other party, the Proxy as it relates to such shares of Stock shall terminate immediately upon such sale. Pursuant to the Proxy Mr. Ollendorff undertakes to vote the Stock, as well as use his best efforts (including voting shares of stock of the Company owned by him) for the election of the greater of (i) two (2) directors or (ii) a number of directors equal to 22% (rounded up to the next highest number) of the entire Board of Directors, acceptable to Mr. Epstein.

Executive Officers
------------------

     The executive officers of the Company consist of Mr. Ollendorff as Chairman of the Board, Chief Executive Officer and Secretary, Bert Sager as Co-Chairman of the Board, Mr. Epstein, as President and Chief Operating Officer, Mrs. Berliner, as Vice President, Larry V. Unterbrink as Treasurer, and Orland M. Wolford, as Vice President.

     The following table sets forth certain information with respect to the executive officers of the Company who are not directors or nominees for election as a director:

Name                                             Age
----                                             ---

Larry V. Unterbrink..........................    62
     Treasurer of the Company since February
     1990; private investor residing in Florida.
     From May 1982 to December 1994, President and Treasurer of Seahorse Ltd., a leasing and publishing company.

Orland M. Wolford............................    49
     Vice President of the Company since
     October 1994.  For more than the past
     five years, President and Chief Executive
     Officer of Automotive Industries, Inc.
     ("Automotive"), a wholly-owned subsidiary of the Company.


                     EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

     The following table sets forth information for the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, respectively, respecting compensation earned by the Chief Executive Officer of the Company and the only other executive officer (whose salary and bonus earned in Fiscal 1995 exceeded $100,000) of the Company serving at the end of Fiscal 1995 (the "Named Executives").

                                                                 Long-Term
                             Annual Compensation                Compensation
                             -------------------                ------------
                                                                 Securities
Name and Principal                                               Underlying
     Position            Year      Salary($)     Bonus($)       Options(#)(1)
------------------       ----      -----------   --------       -------------
Stephen A. Ollendorff    1995      $250,000(2)      -               -
 Chairman and Chief      1994       250,000(2)      -               -
 Executive Officer       1993       162,796(3)      -            260,000


Edward N. Epstein        1995      $122,500(4)   $30,000         150,000
 President and
 Chief Operating
 Officer

-------------
(1)      Represents options awarded under the 1991 Stock Option
         Plan.

(2) Mr. Ollendorff has voluntarily assumed responsibility for rent and secretarial expenses relating to the New York office. Mr. Ollendorff does not receive any fringe benefits from the Company.

(3)      Does not include approximately $25,000 paid to Mr.
         Ollendorff in the 1993 fiscal year by ServiceMax Tire &
         Auto Centers, Inc., a wholly-owned subsidiary of the Company.

(4) This amount was paid to Mr. Epstein pursuant to his consulting arrangement with the Company.

     The Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officers are entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. Executives who qualify are permitted to participate in the Company's 1991 Stock Option Plan.

Stock Option Grants In Last Fiscal Year
---------------------------------------

     The following table sets forth information concerning stock options granted to the Named Executives during the fiscal year ended December 31, 1995:

                   No. of     Percentage of
                 Securities   Total Options
                 Underlying    Granted to     Exercise
                  Options     Employees in    Price Per  Expiration
Name             Granted(#)   Fiscal Year(%)   Share($)     Date
----             ----------   --------------  ---------  ----------
Stephen A.          (1)             -             -           -
 Ollendorff

Edward N.          150,000         100          .875      11/23/05
  Epstein

_____________
(1)  On November 19, 1995, Mr. Ollendorff surrendered an aggregate of
     40,000 stock options previously granted to him in prior years in order to enable the Company to grant options to another executive.

  On November 22, 1994, the Stock Option and Compensation
Committee authorized the amendment to the Company's outstanding stock options in order to deter a hostile takeover, whereby each optionee would be given the opportunity to exercise his/her options at the exercise price of $.5625 (equal to the "fair market value" of the Company's common stock on November 22, 1994), in the event
of a "change of control."   A "change of control" would occur in
the following circumstances: (i) the first purchase of shares of equity securities of the Company pursuant to a tender offer or exchange offer (other than an offer by the Company) for 25% or more of the equity securities of the Company, which offer has not been approved by the Board of the Company, (ii) a single purchaser or a group of associated purchasers acquiring, without the approval or consent of the Board of the Company, securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities in one or a related series of transactions, or (iii) in respect of an election of directors by the Company's stockholders, the election of any or all of the management's slate of directors being contested or opposed, whether through a solicitation of proxies, or otherwise. As of November 25, 1996, no such "change of control" has occurred.

    On November 7, 1996, the Board of Directors authorized the Company to loan moneys to officers and employees of the Company in order to encourage them to exercise their stock options. The term of such loans would be for the shorter of ten years or 60 days after termination of employment of the officer or employee, interest would accrue and be payable monthly on the principal, at the prevailing rate applicable to 90-day treasury bills at the time the loan is made, and the loan would be collateralized at all times, which collateral (subject to applicable law) may include shares of the Company. The loans must be collateralized so that the fair market value of the collateral would have to equal or exceed the principal outstanding amount of the loan at all times. As of November 25, 1996, no such loans to officers or employees have been made by the Company.

Year-End Option Values Table
----------------------------

  The following table sets forth information at December 31, 1995 respecting exercisable and non-exercisable options held by the Named Executives. During Fiscal 1995, the Named Executives did not exercise any stock options. The table also includes the value of "in-the-money" stock options which represents the spread between the exercise prices of the existing stock options and the year-end price of the Common Stock.

                  Number of Unexercised       Value of Unexercised In-
                        Options Held               the-Money Options
                  at December 31, 1995(1)      Held at December 31, 1995(1)
                 ------------------------     -----------------------------
                                   Not                              Not
Name             Exercisable    Exercisable     Exercisable     Exercisable
----             -----------    -----------     -----------     -----------
Stephen A.
  Ollendorff      280,000(2)      -0-             $-0-             $-0-

Edward N.
  Epstein          50,000       100,000(3)        $ 6,250          $12,500
________________
(1)  Based upon the closing sales price of the Common Stock
     on December 31, 1995 ($1.00).

(2) On November 19, 1995, Mr. Ollendorff surrendered an aggregate of 40,000 stock options previously granted to him in order to enable the Company to grant options to another executive.

(3)  These shares become exercisable on February 15, 1996.

Employment Arrangements
-----------------------

     The Company entered into an employment agreement with Stephen
A. Ollendorff, effective December 15, 1993, for a minimum period of three years, which has been renewed by its terms, pursuant to which Mr. Ollendorff receives annual compensation of $250,000, subject to cost-of-living adjustments, from the Company, but receives no additional amounts from any portfolio companies or subsidiaries of the Company. On January 17, 1996, Mr. Ollendorff's employment agreement was amended in order to clarify certain terms and conditions, including the geographic location in which services are provided, events of termination and his obligations with respect to confidential information, non-solicitation of employees and covenants not to compete. Mr. Ollendorff agrees to devote such time to the business and affairs of the Company as he believes is necessary for the operations of the Company. In addition, Mr. Ollendorff has voluntarily assumed responsibility for rent and secretarial expenses relating to the Company's New York office.
Mr. Ollendorff receives no fringe benefits from the Company.

     The Company entered into an employment agreement with Edward
N. Epstein, effective January 1, 1996, for a three year period, for an annual compensation of $150,000, subject to cost-of-living adjustments. Mr. Epstein will devote such time to the business and affairs of the Company as he believes is necessary for the operations of the Company. Prior to the execution of the foregoing employment agreement, Mr. Epstein had been retained as a consultant to the Company, at the annual compensation of $120,000, and was primarily devoted to reviewing the sales and marketing efforts of Automotive and ServiceMax Tire & Auto Centers, Inc.

     In addition, effective October 31, 1991, the Company entered into the employment agreements, for a minimum three year period, which have been renewed by their terms, with the following officers. These agreements were amended in January 1996 to clarify certain terms and conditions, including the geographic location in which services are provided, events of termination and obligations with respect to confidential information, non-solicitation of employees and covenants not to compete.

     Bert Sager--$20,000 per year, subject to cost-of-living adjustments, to devote such time to the business and affairs of the Company as he deems necessary to fulfill his obligations as Chairman of the Board.

     Larry V. Unterbrink--$20,000 per year, subject to cost-of-living adjustments, to devote such time to the business and affairs of the Company as he deems necessary to fulfill his obligations as Treasurer.

     Paula Berliner, Vice President of the Company since June 1992 and a director of the Company since September 1992, reviews, on behalf of the Board, the financial and operational viability of potential portfolio companies at an annual compensation of approximately $22,300, subject to cost-of-living adjustments.


                PROPOSAL II: RATIFICATION OF SELECTION
                      OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Coopers & Lybrand L.L.P. ("C&L"), independent accountants, to audit the books, records and accounts of the Company for the fiscal year ending December 31, 1996. In accordance with a resolution of the Board of Directors, this selection is being presented to the stockholders for ratification at the Meeting. The firm of C&L has acted in such capacity for the Company since the fiscal year ended December 31, 1995, has offices convenient to the Company, and is considered to be well qualified. If the stockholders do not ratify the selection of C&L, the selection of independent accountants will be recon-sidered by the Board of Directors. It is not anticipated that representatives of C&L will attend the Meeting.

     Prior to the 1995 fiscal year, the Company retained the accounting firm of Ernst & Young LLP ("E&Y") as its independent public accountants for more than the past two fiscal years. As a result of the Company advising E&Y that the Company may be asserting certain claims with respect to the performance of E&Y's duties as auditor of one of the Company's portfolio companies, E&Y, by letter dated December 28, 1995 (and received on January 2,
1996), resigned, stating that under applicable professional standards, it was no longer independent with respect to the Company. Pursuant to a recommendation of the Company's Audit Committee, the Board on January 2, 1996, selected and retained the firm of C&L to act as its independent accountants for the 1995 fiscal year. For the 1994 and 1993 fiscal years, E&Y's reports on the Company's financial statements for such fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, there was an explanatory paragraph in each report relating to the valuation of investments being based on the best estimate of the Board in the absence of readily ascertainable market value. In connection with the audits of the Company's financial statements for each of the two fiscal years ended as of December 31, 1994, and in the subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report on the Company's financial statements for such periods. E&Y has previously stated in connection with filings with the Commission that it agrees with the statements contained in this paragraph.

     The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon who are present at the Meeting, in person or by proxy, is required for the ratification of selection of independent accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF
PROPOSAL II.

                          OTHER MATTERS

     As of the date of this proxy, the Board has no knowledge of any business which will be presented for consideration at the Meeting, other than as described above. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, pursuant to the Company's By-laws, it is the intention of the persons named in the accompanying form of proxy to vote proxies in accordance with their best judgment. Pursuant to the Company's By-laws, for business to be properly brought before this Meeting, a stockholder must have given timely notice thereof on or before November 21, 1996.


               SUBMISSION OF STOCKHOLDER PROPOSALS

     Any proposal which is intended to be presented by any stockholder for action at the 1997 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at 7020 A.C. Skinner Parkway, Suite 100, Jacksonville, Florida 32256, not later than November 1, 1997 no earlier than October 2, 1997 in order for such proposal to be considered for inclusion in the Proxy Statement and Proxy relating to the 1997 Annual Meeting of Stockholders. If the date of the next Annual Meeting is changed, the Company will inform stockholders in a timely manner of the change and date by which stockholder proposals must be received.
In addition, for a stockholder to present a matter at an Annual Meeting of the Company, such stockholder must provide prior timely notice to the Company setting forth certain information, including a brief description of the matter proposed to be brought before the meeting. Generally, such notice must be delivered to the Company not later than 60 days or earlier than 90 days prior to the first anniversary of the preceding year's Annual Meeting.


                              By Order of the Board of Directors



                              STEPHEN A. OLLENDORFF
                              Secretary



Dated:  November 26, 1996

                ACORN VENTURE CAPITAL CORPORATION
            Proxy for Annual Meeting of Stockholders
                  to be Held December 30, 1996

         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS

     The undersigned stockholder(s) of ACORN VENTURE CAPITAL CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints EDWARD N. EPSTEIN and STEPHEN A. OLLENDORFF, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Company to be held at Club 101, 101 Park Avenue, Lobby Level, New York, New York 10017 on December 30, 1996, at 11:00 A.M. (local time), and any adjournments thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present in the manner specified and on any other business as may properly come before the meeting.


     This Proxy will be voted in accordance with the instructions given. If no instructions are given, this Proxy will be voted
"FOR" Proposals 1 and 2.

Please mark boxes /__/ or x in blue or black ink.

1.  ELECTION OF DIRECTORS

     FOR all nominees listed below         WITHHOLD AUTHORITY to
     (except as marked to the              vote for all nominees
     contrary below)          /__/    listed below      /__/

        Mark Auerbach, Paula Berliner, Edward N. Epstein
Ronald J. Manganiello, Paul C. Meyer, Stephen A. Ollendorff
         Bert Sager, Kenneth I. Sawyer, Joel  J. Silver

(Instruction: To withhold authority to vote for any individual nominee write the nominee's name in the space below):

______________________________________________________

                (Continued and to be signed on the reverse side.)

2.   RATIFICATION OF THE SELECTION OF THE FIRM OF
     COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT PUBLIC
     ACCOUNTANTS OF THE COMPANY FOR THE 1996 FISCAL YEAR

     FOR /____/     AGAINST /____/    ABSTAIN /____/


     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and as set forth in Rule 14a-4(c) of the Securities Exchange Act.


               Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                              Dated________________________, 1996

                              ___________________________________
                                           Signature

                              ___________________________________
                                  Signature if held jointly

                              Title______________________________